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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                            --------------------

                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: June 18, 1997

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                   OLD REPUBLIC INTERNATIONAL CORPORATION
           (Exact name of registrant as specified in its charter)



          DELAWARE                      0-4625                   36-2678171
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)


        307 N. Michigan Avenue
          Chicago, Illinois                               60601
(Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (312) 346-8100


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Item 5.  Other Events.

     On June 18, 1997, Old Republic International Corporation (the "Company") entered into an underwriting agreement with Lehman Brothers Inc., Everen Securities, Inc. and J. P. Morgan & Co. in connection with the proposed issuance and sale of $115,000,000 aggregate principal amount of the Company's 7% debentures due June 15, 2007.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

       1. Underwriting Agreement, dated June 18, 1997, by and among the Company and Lehman Brothers Inc., Everen Securities, Inc. and J.P. Morgan Securities Inc.

       4.1 Form of Supplemental Indenture No. 1 between the Company and Wilmington Trust Company as trustee relating to the Debentures, which was filed with the Commission on June 16, 1997 as Exhibit 4.3 to the Registrant's Registration Statement on Form 8-A, and is incorporated herein by this reference.

       4.2 Form of Debenture, which was filed with the Commission on June 16, 1997 as Exhibit 4.4 to the Registrant's Registration Statement on Form 8-A, and is incorporated herein by this reference.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 18, 1997

                                         OLD REPUBLIC INTERNATIONAL
                                         CORPORATION
                                         (Registrant)


                                         By: /s/ Paul D. Adams
                                            ---------------------------------
                                             Paul D. Adams
                                             Senior Vice President and Chief
                                             Financial Officer




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                                EXHIBIT INDEX



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Exhibit
Number   Description
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

1. Underwriting Agreement, dated June 18, 1997, by and among the Company and Lehman Brothers Inc., Everen Securities, Inc. and J. P. Morgan Securities Inc.

4.1 Form of Supplemental Indenture No. 1 between the Company and Wilmington Trust Company as trustee relating to the Debentures, which was filed with the Commission on June 16, 1997 as Exhibit 4.3 to the Registrant's Registration Statement on Form 8-A, and is incorporated herein by this reference.

4.2 Form of Debenture, which was filed with the Commission on June 16, 1997 as Exhibit 4.4 to the Registrant's Registration Statement on Form 8-A, and is incorporated herein by this reference.

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